BANNER CORPORATION

Building Value at Banner

SANDLER O'NEILL + PARTNERS
West Coast Financial Services Conference
March 10-11, 2015
Phoenix, Arizona

Disclosure Statement

Today's presentation deals with Banner's business outlook and will include forward-looking statements. Those statements include descriptions of management's plans, objectives or goals for future operations, products or services, forecast of financial or other performance measures and statements about Banner's general outlook for economic and other conditions. Additional forward-looking statements may be made in the question and answer period following the presentation. These forward-looking statements are subject to a number of risks and uncertainties and actual results may differ materially from those discussed today. Information on the risk factors that could cause actual results to differ are available from the earnings press releases that were released January 21 and February 2, 2015 as well as the Form 10-K for the year ended December 31, 2013 and Forms 10-Q filed quarterly thereafter. Forward-looking statements are effective only as of the date they are made and Banner assumes no obligation to update information concerning its expectations.

A Good Place to Be … Since 1890


Seattle
Spokane
Columbia Basin
Portland
Boise

Assets	$4.7 B
Deposits	3.9 B
Loans	3.8 B
Offices	94
Employees	1,100

A Place to Grow



Puget Sound
Eastern Washington
Columbia Basin
Western Oregon
Boise

Market	Branches	Loans	Deposits	Share
Columbia Basin	26	$ 0.8B	$ 1.3 B	14%
E. Washington	18	$ 0.5B	$ 0.6 B	8%
Puget Sound	30	$ 1.6 B	$ 1.3 B	1%
W. Oregon	14	$ 0.7 B	$ 0.5 B	1%
Boise	6	$ 0.2 B	$ 0.2 B	2%

34 new branches since 2005

BANNER CORPORATION

Growing with SIUSLAW FINANCIAL GROUP


Banner
Siuslaw
Portland
Eugene
Coos Bay

- Adds over $300 million in low cost deposits
  - Provides entry into attractive Willamette Valley I-5 corridor with ten branches and meaningful market share in Lane County
  - Complements existing Portland operations and six branches recently acquired in Western Oregon
- Fits well culturally
  - Experienced bankers with long-standing client relationships
  - Profitable bank with conservative balance sheet, strong capital ratios and strong loss reserves
- Builds value for shareholders
  - Adds scale to Banner franchise
  - Provides immediate EPS accretion along with additional revenue opportunities
- Expected close: Mid 1st quarter 2015

Transforming with AmericanWest Bank


Vancouver
Washington
Portland
Salem
Oregon
Idaho
Nevada
Utah
San Francisco
San Jose
California
Las Vegas
Los Angeles
Arizona
Phoenix
Mexicali
Banner
AmericanWest

- Adds over $3.6 billion in low cost deposits
  - Raises deposit market share among regional banks to 3rd in Washington and 4th in Oregon
  - Extends footprint into California and Utah
- Combines experienced integrators
  - Management teams have successfully executed 11 mergers during past 8 years
- Reinforces moderate risk profile
  - Banks share disciplined credit cultures and strong capital positions
- Builds value for shareholders
  - Transforms scale of Banner franchise
  - Provides immediate EPS accretion
  - Expands Banner's successful Super Community Bank value proposition
- Expected close: Late 2nd quarter 2015

Building on Strengths

Growing sustainable revenue:
• Geographic advantage
• Improved reputation
• Expanding revenue channels
• Gaining market share

BANNER CORPORATION

Economically Ideal Geography

Powerful and diverse economic drivers	
Technology	Microsoft, intel, amazon, Micron, Expedia
Manufacturing	BOEING, intel, PACCAR
Consumer	amazon, COSTCO WHOLESALE, STARBUCKS, NIKE, NORDSTROM
Logistics	Port of Seattle, Port of Tacoma, Expeditors, PORT OF PORTLAND
Forest products	Weyerhaeuser
Fisheries	TRIMARINE, Trident SEAFOODS
Agriculture	WASHINGTON; Traditional, specialty crops, orchards, wineries, …

Economically Ideal Geography



2003 to 2013
2013 to 2030
United States
Washington
Oregon
Idaho
Region
Rank: 12th
7th
21st
8th
5th
9th
0%
5%
10%
15%
20%
25%

Strong population growth forecast	
2013 Estimate (Thousands)	
United States	316,129
Washington	6,971
Oregon	3,930
Idaho	1,612
Region	12,513

Sources:
U.S. Census Bureau
WA Office of Financial Management
OR Office of Economic Analysis
ID Department of Commerce

Building on Improved Reputation

Included in *Forbes* 2014: "America's 50 Most Trustworthy Financial Companies"
Received highest rating: Bankrate.com SAFE & SOUND® Star Ratings
Named "Community Lender of the Year" for two most recent years: SBA Seattle/Spokane District – Small Business Awards
Released from enhanced regulatory oversight (April 2012)
Repurchased 100% of Senior Preferred Stock (f/k/a TARP): $124 million during 2012

Expanding Revenue Channels

- ***Value proposition of "Super Community Bank" model:***
  - Broad and appropriate product offerings to serve middle market, small business and consumer client base
  - Decision making as close to client as possible
  - Responsiveness through relationship banking
  - Alignment of delivery channels to maximize tactical execution of strategic plan
  - Community investment

Expanding Revenue Channels



Millions
Net Interest Income
Other Income
70
60
50
40
30
20
10
0
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14

Grow core revenue		
Date	**Amount**	**YOY Δ**
Quarter Ending		
12/31/14	$ 59M	14.2%
12/31/09	$ 45M	5.8%
Twelve Months Ending		
12/31/14	$ 224M	7.5%
12/31/09	$ 177M	-0.6%

Expanding Revenue Channels


Millions
14
12
10
8
6
4
2
0
Deposit Fees
Mortgage Bnkg
Other Fees
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14

Grow deposit fees		
Date	**Amount**	**YOY Δ**
Quarter Ending		
12/31/14	$ 8.3 M	24.7%
12/31/09	$ 5.3 M	1.6%
Twelve Months Ending		
12/31/14	$ 30.6 M	14.9%
12/31/09	$ 21.4 M	-0.7%

Gaining Market Share



Thousands
225
200
175
150
125
100
75
50
25
0
Non-Int Bearing
Interest Bearing
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14

Grow transaction deposit accounts

Quarter Ending	Number	YOY Δ
Non-Interest Bearing Accounts		
12/31/14	140,107	5.5%*
12/31/09	71,178	8.0%
Interest Bearing Accounts		
12/31/14	74,886	2.3%*
12/31/09	50,955	1.1%

Excludes CD's

** Year-over-year growth rates exclude accounts acquired from Sterling Financial Corporation, while number of accounts include them.*

Maintaining Earnings Momentum

Enhancing Shareholder Value:
• Protecting net interest margins
• Improving operating efficiency
• Maintaining moderate credit risk
• Retaining risk-appropriate capital

Protecting Net Interest Margins



8%
7%
6%
5%
4%
3%
2%
1%
0%
Asset Yields
Funding Costs
NIM
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14

Maintain solid net interest margin		
Date	**Amount**	**Percent**
Quarter Ending		
12/31/14	$ 47 M	4.08%
12/31/09	$ 38 M	3.49%
Twelve Months Ending		
12/31/14	$ 180 M	4.07%
12/31/09	$ 145 M	3.33%

Protecting Net Interest Margins



8%
7%
6%
5%
4%
3%
2%
1%
0%
Loan Yields
Deposit Costs
Loan-Deposit Spread
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14

Reduce deposit costs		
Date	**Amount**	**Percent**
Quarter Ending		
12/31/14	$ 1.8 M	0.18%
12/31/09	$ 17.7 M	1.83%
Twelve Months Ending		
12/31/14	$ 7.6 M	0.20%
12/31/09	$ 83.2 M	2.21%

Protecting Net Interest Margins



Billions
5
4
3
2
1
0
Noncore Deposits
Core Deposits
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14

Improve funding mix with lower cost core deposits		
Quarter Ending	Balance	Percent
12/31/14	$ 3,128 M	80%
12/31/09	$ 1,924 M	50%

Protecting Net Interest Margins



115%
110%
105%
100%
95%
90%
85%
80%
L/D Ratio
Loans
Deposits
4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
Billions
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14

Maintain loan-to-deposit ratio of 90–95%	
Quarter Ending	Percent
12/31/14	98%
12/31/09	98%
Peak	108%

Protecting Net Interest Margins



Net Interest Margin
Peer 75th Percentile
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14

Maintain solid net interest margin		
Quarter Ending	Banner	Peer 75th Pctl
12/31/14	4.08%	
09/30/14	4.07%	4.04%
12/31/09	3.53%	3.99%

Source:
Bank Holding Company Performance Report
BHCPR – Peer Group 2 ($3B-$10B)
National Information Center
Federal Reserve System
Division of Banking Supervision and Regulation

Improving Operating Efficiency



Millions
Other
Personnel
Efficiency Ratio
40
30
20
10
0
95%
85%
75%
65%
55%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14

Control core operating expense		
Date	**Amount**	**YOY Δ**
Quarter Ending		
12/31/14	$ 38 M	8.9%
12/31/09	$ 31 M	-10.0%
Twelve Months Ending		
12/31/14	$ 149 M	6.9%
12/31/09	$ 132 M	-2.6%

Maintaining Moderate Credit Risk



Millions
350
300
250
200
150
100
50
0
OREO
NPL's
ALLL
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14

Reduce nonperforming loans and OREO		
Quarter Ending	Balance	Percent
Nonperforming Loans		
12/31/14	$ 17 M	0.4%
12/31/09	$ 214 M	5.5%
Peak	$ 243 M	6.2%
Other Real Estate Owned		
12/31/14	$ 3 M	0.1%
12/31/09	$ 78 M	2.0%
Peak	$ 107 M	3.0%

Maintaining Moderate Credit Risk

Improved Earning Asset Mix

12/31/2014



Securities 14%
Consumer 8%
Res Mortgage 12%
7%
Res Const/Dev
CRE Investor 25%
CRE Owner 12%
Coml & Ag 21%

12/31/2009



Securities 14%
Consumer 7%
Res Mortgage 16%
12%
Res Const/Dev
CRE Investor 21%
CRE Owner 11%
Coml & Ag 19%

Maintaining Moderate Credit Risk



ALLL to Loans
Peer 75th Percentile
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14

Maintain appropriate loan loss reserves

Quarter Ending	Banner	Peer 75th Pctl
ALLL to Loans		
12/31/14	1.98%	
09/30/14	1.95%	1.56%
12/31/09	2.51%	2.66%

Source:
Bank Holding Company Performance Report
BHCPR — Peer Group 2 ($3B-$10B)

Retaining Risk-Appropriate Capital



20%
15%
10%
5%
0%
Tier 1 Leverage Ratio
TCE/Tangible Assets
Total Capital
800
600
400
200
0
Millions
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14

Maintain solid capital position		
Quarter Ending	Tier 1 Leverage	TCE/ TA
12/31/14	13.41%	12.30%
12/31/09	9.62%	5.87%
Low	8.80%	5.82%

Retaining Risk-Appropriate Capital


TCE to Tangible Assets
Peer 75th Percentile
20%
15%
10%
5%
0%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14

Manage capital prudently

Quarter Ending	Banner	Peer 75th Pctl
TCE to Tangible Assets		
12/31/14	12.30%	
09/30/14	12.00%	10.38%
12/31/09	5.87%	8.28%

Source:
Bank Holding Company Performance Report
BHCPR — Peer Group 2 ($3B-$10B)

Enhancing Shareholder Value


50
40
30
20
10
0
TBV/ Share
Stock Price
Pre Capital Raise
(2010 Q2)
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14

Attain premium to tangible book value		
Quarter Ending	**Stock Price***	**TBV**
Per Share		
12/31/14	$ 40.88	$ 29.68
06/30/10	$ 15.07	$ 29.03
Stock Price/ TBV		
12/31/14	138%	
06/30/10	52%	

** Average closing price for the month following quarter-end.*

Enhancing Shareholder Value



TTM EPS
TBV/ Share
Stock Price
Pre Capital Raise (2010 Q2)
5.00
4.00
3.00
2.00
1.00
0.00
50
40
30
20
10
0
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14

Attain solid multiple on earnings		
Quarter Ending	Stock Price*	TTM Earnings
Per Share		
12/31/14	$ 40.88	$ 2.79
06/30/10	$ 15.07	$ -8.06
Stock Price/ TTM Earnings		
12/31/14	14.7x	
06/30/10	*n/m*	

* *Average closing price for the month following quarter-end.*

Increasing Return to Shareholders

- Banner has a scalable franchise with a long history in robust, desirable markets.
- Banner is one of the largest remaining banking franchises based in Washington.
- Banner has the management depth, organizational model and operational skill to sustain earnings momentum.
- Banner's "Super Community Bank" model provides a differentiated value proposition.